    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 1999

                                             1933 ACT REGISTRATION NO. 333-43107
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 2 TO


                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                               SEPARATE ACCOUNT R

                           (EXACT NAME OF REGISTRANT)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              1300 South Clinton Street, Fort Wayne, Indiana 46802

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (219) 455-2000

      Jack D. Hunter, Esquire                  COPY TO:
The Lincoln National Life Insurance   George N. Gingold, Esquire
              Company                   197 King Philip Drive
       200 East Berry Street              West Hartford, CT
           P.O. Box 1110                      06117-1409
     Fort Wayne, Indiana 46802
   (NAME AND ADDRESS OF AGENT FOR
              SERVICE)


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS

                     (TITLE OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The first Form 24F-2 for Registrant for the fiscal year ending December 31, 1998 is not yet due.
    It is proposed that this filing will become effective:



   --      immediately upon filing pursuant to Rule 485(b).
   --      on      , 1999 pursuant to Rule 485(b).
   --      60 days after filing pursuant to Rule 485(a).
    X      on March 23, 1999 pursuant to Rule 485(a).

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     Lincoln Life, the Separate Account and the General Account

          6(a)     Lincoln Life, the Separate Account and the General Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Right-to-Examine Period; Surrenders; Accumulation Value;
                   Reports to Policy Owners

         10(d)     Right to Exchange the Policy; Policy Loans; Surrenders;
                   Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefits; Payment of Death
                   Benefit Proceeds; Policy Values; Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     Issuance

            15     Premium Payments; Transfers

            16     Lincoln Life, the Separate Account and the General Account

            17     Surrenders

            18     Lincoln Life, the Separate Account and the General Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     Lincoln Life, the Separate Account and the General Account

            24     Incontestability; Suicide; Misstatement of Age or Gender

            25     Information about Lincoln Life and the Separate Account

            26     Fund Participation Agreements

            27     Lincoln Life, the Separate Account and the General Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of Lincoln Life

            29     Lincoln Life, the Separate Account and the General Account

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrenders

            47     Lincoln Life, the Separate Account and the General Account;
                   Surrenders, Transfers

            48     *

            49     *

            50     Lincoln Life, the Separate Account and the General Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange the Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *


* Not Applicable

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R -- PROSPECTUS DATED XXXXX


HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 942-5500


ADMINISTRATOR MAILING ADDRESS:
VARIABLE LIFE SERVICING CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 552-9898


--------------------------------------------------------------------------------


               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS

--------------------------------------------------------------------------------


    This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy"). (Page references are to this Prospectus unless otherwise stated.)



    The Policy features:



                -    flexible premium payments (described on page 10);


                - a choice of one of two death benefit options (described on page 24); and


                - a choice of underlying investment options (described on page 14).



    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your financial goals. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.



    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 20) increase as the Insureds get older.



    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally.



    The mutual funds available through Lincoln Life's Flexible Premium Variable Life Account R ("Variable Account") are listed on the reverse side of this page. This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funds, you take all the investment risk on that money. This means that if the mutual funds(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.



    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:



                -    become part of Lincoln Life's General Account;


                - do not share the investment experience of the Separate Account; and


                -    have a guaranteed minimum interest rate of 4% per year.



    Interest beyond 4% is credited at Lincoln Life's discretion. For additional information, see page 6 and the Policy itself.


    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS THROUGH THE SEPARATE ACCOUNT UNDER THE POLICY OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ CAREFULLY TO UNDERSTAND THE POLICY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                        AIM VARIABLE INSURANCE FUNDS, INC.
                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund


                        BARON CAPITAL FUNDS TRUST
                        Baron Capital Asset Fund

                        BT INSURANCE FUNDS TRUST
                        BT EAFE-Registered Trademark- Equity Index Fund BT Equity 500 Index Fund
                        BT Small Cap Index Fund


                        DELAWARE GROUP PREMIUM FUND, INC.
                        Delchester Series
                        Devon Series
                        Emerging Markets Series
                        REIT Series
                        Small Cap Value Series
                        Trend Series



                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                        Contrafund Portfolio -- Service Class


                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND III Growth Opportunities Portfolio -- Service Class


                        JANUS ASPEN SERIES
                        Balanced Portfolio
                        Worldwide Growth Portfolio


                        LINCOLN NATIONAL
                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc.
                        LN Equity-Income Fund, Inc.
                        LN Global Asset Allocation Fund, Inc.
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc.


                        MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                        NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                        AMT Mid-Cap Growth Portfolio
                        AMT Partners Portfolio

                        TEMPLETON VARIABLE PRODUCTS SERIES FUND
                        International Fund -- Class 2
                        Stock Fund -- Class 2

                               TABLE OF CONTENTS


CONTENTS                                             PAGE
------------------------------------------------      ---
HIGHLIGHTS......................................           3
  Initial Choices To Be Made....................           3
  Level or Varying Death Benefit................           3
  Amount of Premium Payment.....................           4
  Selection of Funding Vehicles.................           4
  Charges and Fees..............................           4
  Changes in Specified Amount...................           5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE
 GENERAL ACCOUNT................................           5
BUYING VARIABLE LIFE INSURANCE..................           6
  Replacements..................................           7
APPLICATION.....................................           8
OWNERSHIP.......................................           8
BENEFICIARY.....................................           8
INSUREDS........................................           9
THE POLICY......................................           9
  Policy Specifications.........................           9
PREMIUM FEATURES................................           9
  Additional Premiums; Planned Premiums.........          10
    Limits on Right to Make Payments of
     Additional and Planned Premiums............          10
    Premium Load; Net Premium Payment...........          10
RIGHT-TO-EXAMINE PERIOD.........................          10
TRANSFERS AND ALLOCATION AMONG ACCOUNTS.........          10
  Allocation of Net Premium Payments............          10
  Transfers.....................................          11
  Optional Sub-Account Allocation Programs......          11
    Dollar Cost Averaging.......................          11
    Automatic Rebalancing.......................          12
POLICY VALUES...................................          12
  Accumulation Value............................          12
  Variable Account Value........................          13
    Variable Accumulation Unit Value............          13
    Variable Accumulation Units.................          13
  Fixed Account and Loan Account Value..........          14
  Net Accumulation Value........................          14
FUNDS...........................................          14
  Substitution of Securities....................          18
  Voting Rights.................................          19
  Fund Participation Agreements.................          19
CHARGES AND FEES................................          19
  Deductions Made Monthly.......................          19
    Monthly Deduction...........................          20
    Cost of Insurance Charge....................          20
    Mortality and Expense Risk Charge and Fund
     Expenses...................................          20
  Fund Expenses.................................          21
  Surrender Charges.............................          23
  Transaction Fee for Excess Transfers..........          24
DEATH BENEFITS..................................          24
  Death Benefit Options.........................          24
  Changes in Death Benefit Options and Specified
   Amount.......................................          25

CONTENTS                                             PAGE
------------------------------------------------      ---
  Federal Income Tax Definition of Life
   Insurance....................................          25
NOTICE OF DEATH OF INSUREDS.....................          25
PAYMENT OF DEATH BENEFIT PROCEEDS...............          26
POLICY LIQUIDITY................................          26
  Policy Loans..................................          26
  Partial Surrender.............................          27
  Surrender of the Policy.......................          28
    Surrender Value.............................          28
  Deferral of Payment and Transfers.............          28
ASSIGNMENT; CHANGE OF OWNERSHIP.................          28
LAPSE AND REINSTATEMENT.........................          29
  Lapse of a Policy.............................          29
    No Lapse Provision..........................          29
  Reinstatement of a Lapsed Policy..............          30
COMMUNICATIONS WITH LINCOLN LIFE................          30
  Proper Written Form...........................          30
  Telephone Transaction Privileges..............          30
OTHER POLICY PROVISIONS.........................          30
  Issuance......................................          30
  Date of Coverage..............................          30
  Right to Exchange the Policy..................          31
  Incontestability..............................          31
  Misstatement of Age or Gender.................          31
  Suicide.......................................          32
  Nonparticipating Policies.....................          32
TAX ISSUES......................................          32
  Tax Treatment of Death Benefit................          32
  Federal Income Tax Considerations.............          32
  Taxation of Lincoln Life......................          33
  Other Considerations..........................          34
FAIR VALUE OF THE POLICY........................          34
DISTRIBUTION OF POLICIES........................          34
CHANGES OF INVESTMENT POLICY....................          34
OTHER CONTRACTS ISSUED BY LINCOLN LIFE..........          35
STATE REGULATION................................          35
REPORTS TO OWNERS...............................          35
ADVERTISING.....................................          35
LEGAL PROCEEDINGS...............................          36
EXPERTS.........................................          36
REGISTRATION STATEMENT..........................          36
Appendix 1......................................          37
  Preparing for Year 2000.......................          37
Appendix 2......................................          38
  Directors and Officers of Lincoln Life........          38
Appendix 3......................................          40
  Corridor Percentages..........................          40
Appendix 4......................................          41
  Illustration of Accumulation Values, Surrender
   Values, and Death Benefits...................          41
Appendix 5......................................          46
  Definitions...................................          46
Financial Statements............................         S-1

HIGHLIGHTS



                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the Second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.



                    The Policy's value may change on a:



                    1) fixed basis;


                    2) variable basis; or a


                    3) combination of both fixed and variable bases.



                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.



                    INITIAL CHOICES TO BE MADE



                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:



                    1) one of the two Death Benefit Options described on page
                       24;


                    2) the amount of premium you want to pay; and


                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.



                    LEVEL OR VARYING DEATH BENEFIT



                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. Lincoln calculates the Death Benefit payable as of the date of the second Insured's death.



                    When you purchase your Policy, you must choose one of two Death Benefit Options:



                    1) a level death benefit; or


                    2) a varying death benefit.



                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:



                    1) the Specified Amount, which is the amount of the death benefit in effect for the Policy when the second Insured died (The Specified Amount may be found on the Policy's Specification Page); or


                    2) the Corridor Death Benefit, which is the death benefit calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:



                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account and the Variable Account minus any outstanding Loan Account amounts; or


                    2) the Corridor Death Benefit.



                    See page 24 for more details.



                    AMOUNT OF PREMIUM PAYMENT



                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 10.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. More information is on page 29.



                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Account. If you then decide you do not want your Policy, all Premium Payments will be returned to you with no interest paid. See page 10.



                    SELECTION OF FUNDING VEHICLES



                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. You may also choose to place your Net Premium Payment or part of it into the Fixed Account. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 13.



                    CHARGES AND FEES



                    A premium load of 8% will be made against all Premium Payments. Monthly deductions are made for administrative expenses (currently, $12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted. If the No-Lapse Provision is selected, there will be an additional monthly charge of $0.01 per $1,000 of Specified Amount. See page 20.



                    Daily deductions are subtracted from the Variable Account for mortality and expense risk. Currently, this charge is at an annual rate of .80%. See page 20.



                    Each Fund has its own management fee charge, also deducted daily. Investment results for the Funds you choose will be affected by each Fund's expense levels. The table on page 21 shows you the expenses currently in effect for each Fund.



                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12, a $25 fee may apply. See page 11.



                    You will be charged $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. See page 23.



                    If you make a loan against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest charged minus 0%. See page 27.



                    CHANGES IN SPECIFIED AMOUNT



                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. See page 25.



LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT



                    Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York), the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.



                    Lincoln Life Flexible Premium Variable Life Account R ("Account R") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account R attributable to the Policies, though the property of Lincoln Life, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy Lincoln Life's obligations under the Policies. Account R income, gains, and losses are credited to or charged against Account R without regard to other income, gains, or losses of Lincoln Life. Account R's values and investment performance are not guaranteed. Account R is registered with the Commission as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or Lincoln Life's management, investment practices, or policies. Lincoln Life has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.



                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.



                    The Funds now available in Account R and their investment objectives are on pages 14-18. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.

                    Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.



                    Lincoln Life reserves the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in its sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available to Lincoln Life for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.



                    Shares of the Funds may be used by Lincoln Life and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.



                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. Amounts held in the Fixed Account will be credited with interest at rates Lincoln Life determines from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.



BUYING VARIABLE LIFE INSURANCE



                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.



                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.



                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.



                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.



                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 32), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 24). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.



                    The costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request.


                    REPLACEMENTS


                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, a number of matters should be considered by the applicant. First, the applicant should consider whether any commission will be paid to an agent or any other person with respect to the replacement. Second, the applicant should consider whether coverages and comparable values are available from the Policy, as compared to his or her existing policy. For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.


                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit Lincoln Life to begin underwriting the risks under the Policy. A medical history and examination of each of the Insureds is required. Lincoln Life may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.


                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the "INITIAL SPECIFIED AMOUNT") of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, DEATH BENEFIT OPTIONS). The applicant will also indicate both the frequency and amount of Premium Payments. See PREMIUM FEATURES. The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See RIGHT-TO-EXAMINE PERIOD).

OWNERSHIP


                    The Owner is the person or persons named as "OWNER" in the application, and on the Date of Issue will usually be identified as "OWNER" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.


                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY

                    The person or persons named in the application as "BENEFICIARY" are the Beneficiaries under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.

                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life.

                    Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded.



                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.


INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.


THE POLICY


                    On issuance, a life insurance contract ("POLICY") will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of Lincoln Life. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the form of Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a "POLICY SPECIFICATIONS" page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates, and the No Lapse Premium if the No Lapse Provision has been selected.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the frequency and the amount of Premium Payments may be selected by the Owner. After the Initial Premium Payment is paid there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT NO LAPSE PROVISION). The initial Premium Payment is due on the Effective Date and must be equal to or exceed the amount necessary to provide for two Monthly Deductions or, if selected, the No Lapse Premium.

                    If at least one of the Insureds is still living when the younger Insured attains or would have attained Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. Lincoln Life will no longer accept Premium Payments. Lincoln Life will make no further monthly deductions. Policy Values held in the Variable Account will be transferred to the Fixed Account. Lincoln Life will no longer transfer amounts to Variable Sub-Accounts. The Policy will remain in force until surrender or the Second Death.

                    ADDITIONAL PREMIUMS; PLANNED PREMIUMS


                    Any subsequent Premium Payments ("ADDITIONAL PREMIUMS") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed with an annual, semiannual, or quarterly frequency ("PLANNED PREMIUMS"). Pre-authorized automatic Additional Premium Payments can also be arranged at any time.



                    Unless specifically otherwise directed, any payment received will be applied as Premium Payment.


                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 8.0% from each Premium Payment. This amount, sometimes referred to as "PREMIUM LOAD," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "NET PREMIUM PAYMENT."

RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to Lincoln Life for cancellation as follows. If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days (20 to 30 days in some states) after delivery of the Policy and notice of surrender rights to the Owner, ("RIGHT-TO-EXAMINE PERIOD") Lincoln Life will refund to the Owner all Premium Payments.

                    Any Premium Payments received by Lincoln Life before the end of the Right-to-Examine Period will be held in the Money Market Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of a Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, any Premium Payments will be returned within seven days, although any refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed and Variable Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.


                    TRANSFERS


                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts of at least $500 from one Variable Sub-Account to another or from the Variable Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Variable Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.

                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, TELEPHONE TRANSACTION PRIVILEGES. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Variable Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Variable Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Variable Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING


                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.


                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.


                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.


                    Currently, there is no charge for Dollar Cost Averaging, but Lincoln Life reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Variable Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.


                    Currently, there is no current charge for Automatic Rebalancing, but Lincoln Life reserves the right to impose a charge.


POLICY VALUES


                    The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Variable Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. Review of periodic statements is strongly suggested to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.


                    Each Owner will be advised at least annually of the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "ACCUMULATION VALUE" of a Policy is determined by: (1) multiplying the total number of Variable Accumulation

                    Units credited to the Policy for each Variable Sub-Account by its appropriate current Variable Accumulation Unit Value;
                    (2) if a combination of Variable Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCOUNT VALUE

                    VARIABLE ACCUMULATION UNIT VALUE

                    When all or a part of a Net Premium Payment is allocated to a Variable Sub-Account, the amount allocated is converted into Variable Accumulation Units by dividing the amount allocated to the Variable Sub-Account by the value of the Variable Accumulation Unit for the Variable Sub-Account calculated at the end of the Valuation Period in which it is received at the Administrative Office. The Variable Accumulation Unit value for each Variable Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Sub-Account. The Variable Accumulation Unit value for each Variable Sub-Account would thereafter vary independently of the other Variable Sub-Accounts and may increase or decrease from one Valuation Period to the next. Allocations to Variable Sub-Accounts are made only as of the end of a day, called the "VALUATION DAY," on which the New York Stock Exchange is open for business.

                    VARIABLE ACCUMULATION UNITS

                    A "VARIABLE ACCUMULATION UNIT" is a unit of measure used in the calculation of the value of each Variable Sub-Account. The Variable Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by Lincoln Life. The Variable Accumulation Unit value for a Variable Sub-Account for any later Valuation Period is determined as follows:

                       1.The total value of Fund shares held in the Variable
                         Sub-Account is calculated by multiplying the number of Fund shares owned by the Variable Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Variable Sub-Account at the end
                         of the Valuation Period; such liabilities include daily charges imposed on the Variable Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Variable Account; and

                       3.The result of (2) is divided by the number of Variable
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Variable Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Variable Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Variable Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Variable Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Variable Account. The Fixed Account Value is guaranteed by Lincoln Life.

                    NET ACCUMULATION VALUE

                    The "NET ACCUMULATION VALUE" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.


FUNDS



                    Each of the Variable Sub-Accounts is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of sixteen Massachusetts or Delaware business trusts or Maryland corporations. Each such trust or corporation is registered as an open-end, management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series and the Delaware Group Emerging Market Series are diversified under the 1940 Act.



                    Listed below are the Fund Groups, their investment advisers and distributors, and the Funds within each that are available under the Policies:



                    AIM VARIABLE INSURANCE FUNDS, INC., managed by AIM Advisors, Inc., and distributed by AIM Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173



                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund



                    BARON CAPITAL FUNDS TRUST, managed and distributed by Baron Capital Inc. , 767 Fifth Avenue, New York, NY 10153



                        Baron Capital Asset Fund



                    BT INSURANCE FUNDS TRUST, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581



                        BT EAFE-Registered Trademark- Equity Index Fund BT Equity 500 Index Fund
                        BT Small Cap Index Fund



                    DELAWARE GROUP PREMIUM FUND, INC., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103



                        Delaware Group Delchester Series
                        Delaware Group Devon Series
                        Delaware Group Emerging Markets Series
                        Delaware Group REIT Series
                        Delaware Group Small Cap Value Series
                        Delaware Group Trend Series

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103



                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class



                    JANUS ASPEN SERIES, managed by Janus Capital, 100 Fillmore St. Denver, CO 80206-4928, and self-distributed.



                        Janus Balanced Portfolio
                        Janus Worldwide Growth Portfolio



                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East
                    Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial Advisors, Inc., 1300 S. Clinton Street, Fort Wayne, IN 46802. Sub-advisors are also noted.



                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc. (Sub-advised by Vantage
                    Investment Advisors)



                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116



                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series



                    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by N&B Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006



                        N&B AMT Mid-Cap Growth Portfolio
                        N&B AMT Partners Portfolio



                    TEMPLETON VARIABLE PRODUCTS SERIES FUND, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/ Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205



                        Templeton International Fund -- Class 2
                        Templeton Stock Fund -- Class 2



                    The investment advisory fees charged the Funds by their advisers are shown on page 21 of this Prospectus.



                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.



                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.

                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks): Seeks to provide long term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.



                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.



                    BARON CAPITAL ASSET FUND (Mid Cap Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1 billion, and medium sized companies with market capitalizations of $1 billion to $2 billion, with undervalued assets or favorable growth prospects.



                    BT EAFE-REGISTERED TRADEMARK- FUND (Large Cap Stocks -- International): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the
                    EAFE-Registered Trademark- Index) , a
                    capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.



                    BT EQUITY 500 INDEX FUND (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.



                    BT SMALL CAP INDEX FUND (Small Cap Stocks): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.



                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U. S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.



                    DELAWARE GROUP DEVON SERIES (Large Cap Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.



                    DELAWARE GROUP EMERGING MARKETS SERIES (Specialty): Seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging counties. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

                    DELAWARE GROUP REIT SERIES (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.



                    DELAWARE GROUP SMALL CAP VALUE SERIES ( Small Cap Stocks):
                    Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.



                    DELAWARE GROUP TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.



                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.



                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.



                    JANUS BALANCED PORTFOLIO (Large Cap Stocks): Seeks long term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.



                    JANUS WORLDWIDE GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic insurers.



                    LINCOLN NATIONAL BOND FUND (Long-Term Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.



                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.



                    LINCOLN NATIONAL EQUITY-INCOME FUND (Large Cap Stocks):
                    Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds)



                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND (Large Cap Stocks): Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.



                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND (Specialty): Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.



                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.



                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.



                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.



                    N&B AMT MID-CAP GROWTH PORTFOLIO (Mid Cap Stocks): Seeks out capital appreciation by investing in equity securities of medium sized companies.



                    N&B AMT PARTNERS PORTFOLIO (Large Cap Stocks): Seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies.



                    TEMPLETON INTERNATIONAL FUND -- CLASS 2 (Large Cap Stocks):
                    Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.



                    TEMPLETON STOCK FUND -- CLASS 2 (Large Cap Stocks): Seeks capital growth through a policy of investing primarily in common and preferred stocks issued by companies, large and small, in various nations throughout the world, including the United States.



                    The Delaware Group Delchester Series Delaware Group Emerging Markets Series, Delaware Group Small Cap Value Series, Janus Balanced, Lincoln National Bond Fund, Lincoln National Equity-Income Fund, Lincoln National Global Asset Allocation Fund, MFS Emerging Growth Series, MFS Total Return Series, and MFS Utilities Series may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses.



                    There is no assurance that the investment objective of any of the Funds will be met. Each Owner assumes all of the investment performance risk for the Variable Sub-Accounts selected by the Owner. There is investment performance risk in each of the Variable Sub-Accounts, although the amount of such risk varies significantly among the Variable Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (SEE ALLOCATION OF NET PREMIUM PAYMENTS).


                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of Lincoln Life, further investment in such shares should cease to be appropriate in view of the purpose of the Variable Account or in view of legal, regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. There will be no substitution of securities in any Variable Sub-Account without prior approval of the Commission.

                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Variable Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of Lincoln Life and other life insurance companies. The Funds do not foresee any disadvantage to Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Fund Groups' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS


                    Lincoln Life has entered into agreements with the various Funds and their advisers or distributors under which Lincoln Life makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate Lincoln Life at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.


CHARGES AND FEES

                    Charges will be deducted in connection with the Policy to compensate Lincoln Life for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS MADE MONTHLY

                    There are various expense deductions that are made monthly. The Monthly Deduction, including the Cost of Insurance Charge is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. In the case of Variable Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Variable Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day starting on the Date of Issue. The "MONTHLY ANNIVERSARY DAY" under the Policy is the same day of each month as the Date of Issue, provided that if there is no such date in a given month, it is the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If either Insured is still living when the younger Insured would have attained Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Variable Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Second Death.

                    MONTHLY DEDUCTION


                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year). In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount. If the No Lapse Provision is in effect there will also be a Monthly Deduction of $0.01 per $1000 of Specified Amount.


                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The Cost of Insurance charge depends on the Age, underwriting category and gender (in accordance with state law) of both Insureds and the current Net Amount at Risk. The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the "NET AMOUNT AT RISK") by the applicable Cost of Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.


                    MORTALITY AND EXPENSE RISK CHARGE



                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently 0.80% per year, and is guaranteed not to exceed 0.90% per year.

                    FUND EXPENSES



                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects fees of the investment advisor (Management Fees), and other expenses incurred by the funds (12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.



                                                                               FUND PORTFOLIO ANNUAL EXPENSES
                                                                            -------------------------------------
                                                                            MANAGEMENT   12b-1    OTHER
                                   FUND                                        FEES      FEES    EXPENSES   TOTAL
--------------------------------------------------------------------------  ----------   -----   --------   -----
AIM V.I. Growth Fund (1)..................................................     0.65%       --      0.08%     0.73%
AIM V.I. International Equity Fund (1)....................................     0.75%       --      0.18%     0.93%
AIM V.I. Value Fund (1)...................................................     0.62%       --      0.08%     0.70%
Baron Capital Asset Fund (2)..............................................     1.00%     0.25%     0.25%     1.50%
BT EAFE Index Fund (3)....................................................     0.45%       --      0.20%     0.65%
BT Equity 500 Index Fund (3)..............................................     0.20%       --      0.10%     0.30%
BT Small Cap Index Fund (3)...............................................     0.35%       --      0.10%     0.45%
Delaware Group Delchester Series (4)......................................     0.60%       --      0.10%     0.70%
Delaware Group Devon Series (4)(5)........................................     0.54%       --      0.26%     0.80%
Delaware Group Emerging Markets Series (4)(5).............................     0.30%       --      1.20%     1.50%
Delaware Group REIT Series (4)............................................     0.75%       --      0.10%     0.85%
Delaware Group Small Cap Value Series (4)(5)..............................     0.60%       --      0.25%     0.85%
Delaware Group Trend Series (4)(5)........................................     0.62%               0.23%     0.85%
Fidelity VIPII Contrafund Portfolio -- Service Class (6)..................     0.60%     0.10%     0.11%     0.81%
Fidelity VIPIII Growth Opportunities Portfolio -- Service Class (6).......     0.60%     0.10%     0.14%     0.84%
Janus Balanced Portfolio (7)..............................................     0.76%       --      0.07%     0.83%
Janus Worldwide Growth Portfolio (7)......................................     0.66%       --      0.08%     0.74%
LN Bond Fund..............................................................     0.46%       --      0.07%     0.53%
LN Capital Appreciation Fund (8)..........................................     0.75%       --      0.09%     0.84%
LN Equity Income Fund (8).................................................     0.75%       --      0.07%     0.82%
LN Global Asset Allocation Fund...........................................     0.72%       --      0.17%     0.89%
LN Money Market Fund......................................................     0.48%       --      0.11%     0.59%
LN Social Awareness Fund..................................................     0.36%       --      0.05%     0.41%
MFS Emerging Growth Series (9)............................................     0.75%       --      0.12%     0.87%
MFS Total Return Series (9)(10)...........................................     0.75%       --      0.25%     1.00%
MFS Utilities Series (9)(10)..............................................     0.75%       --      0.25%     1.00%
AMT MidCap Growth Portfolio (11)..........................................     0.55%       --      0.30%     0.85%
AMT Partners Portfolio (11)...............................................     0.80%       --      0.06%     0.86%
Templeton International Fund -- Class 2 (12)..............................     0.69%     0.25%     0.19%     1.13%
Templeton Stock Fund -- Classs 2 (12).....................................     0.69%     0.25%     0.19%     1.13%


                     ---------------------------------------------------

                     (1) AIM Advisors, Inc. ("AIM") may from time to time
                         voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services, as described in the accompanying prospectus for the Funds. Currently , the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998, and AIM will not seek reimbursement of the cost of any service in excess of the amount charged by a participating insurance company for providing the services above. The amount of reimbursements that will be paid by each Fund under this arrangement for the year ending December 31, 1998 cannot be predicted.



                     (2) BAMCO, Inc. will reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million in assets in the Fund, 1.35% for the Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, the Fund estimates that actual expenses would be 1.6%,



                     (3) Under the Advisory Agreement with the Advisor, the
                         Funds will pay advisory fees at the annual percentage rate of .20% of the average daily net assets of the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund total operating expenses will not exceed 0.65%, .30%., and 0.45% respectively. Such expense reimbursements may be terminated at the discretion of the Advisor. If this reimbursement were not in place, the total operating expenses for the year ended December 31, 1997 would have been 2.75%, 2.78% and 3.27% respectively.



                     (4) The investment adviser for the Delchester Series, Devon
                         Series, REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series, 0.85% for the REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series, and 0.80% for the Delchester Series and Devon Series.



                     (5) For the fiscal year ended December 31, 1997, before
                         waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for the Devon Series, 2.45% for the Emerging Market Series, 0.90% for Small Cap Value Series, 1.40% for the Social Awareness Series, and 0.88% for Trend Series. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.



                     (6) A portion of the brokerage commissions that certain
                         funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.78% for the VIP II Contrafund Portfolio and 0.83% for the VIP III Growth Opportunities Portfolio.



                     (7) Management Fees for the Balanced and Worldwide Growth
                         Portfolios reflect a reduced fee schedule effective July 1, 1997. The Management Fee for each of these Portfolios reflects the new rate applied to the net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Balanced and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Expenses for the Balanced Portfolio would have been 0.77%, 0.06% and 0.83% and for the Worldwide Growth Portfolio would have been 0.72%, 0.09% and 0.81%. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Fund's Board of Trustees.



                     (8) The management fee for the Capital Appreciation Fund
                         has been decreased from 0.80% to 0.75% effective May 1, 1998, and for the Equity-Income fund it has been decreased from 0.95% to 0.75% effective January 1, 1998. The expense information in this table has been restated to reflect current fees.



                     (9) Each Series has an expense offset arrangement which
                         reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".



                     (10) The Massachusetts Financial Services Company Adviser
                          has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that the MFS Total Return Series and the MFS Utilities Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series and Utilities Series would be 0.27% and 0.45% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02% and 1.20% respectively, for these Series. See "Information Concerning Shares of Each Series Expenses."



                     (11) N&B Management has voluntarily undertaken to limit the
                          Portfolios' expenses by reimbursing each Portfolio for its Total Operating Expenses and its pro rata share of its corresponding Series' Total Operating Expenses, excluding the compensation of N&B Management (except Mid-Cap Growth Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% per annum of the Portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the appropriate Portfolio. The Mid-Cap Growth Portfolio has in turn agreed to repay through December 31, 1999, expenses borne by N&B Management so long as the Portfolio's annual operating expenses during that period do not exceed the expense limitations.



                     (12) Class 2 of the Fund has a distribution plan or "Rule
                          12b-1 plan" as described under "Distribution Plan" in the Prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than 12b-1 fees) are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997. Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Operating Expenses before May 1, 1997 were lower. See the section "Management Fees" under "Portfolio Management" in the Prospectus.


                    SURRENDER CHARGES


                    A generally declining surrender charge ("SURRENDER CHARGE") will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 4 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.



                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80 (the oldest possible issue ages for a Policy), the first year surrender charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The surrender charge cannot exceed Policy value. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 4 for issue ages 55 and 65.


                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders may result in tax implications. SEE TAX
                    MATTERS

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.

DEATH BENEFITS

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $250,000 and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The amount payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "CORRIDOR DEATH BENEFIT" is the applicable percentage (the "CORRIDOR PERCENTAGE") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table at page 26 of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE).


                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the Valuation Day immediately after the second Insured's death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.


                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE


                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, DEATH BENEFIT) is equal to the product of the Accumulation Value and the applicable Corridor Percentage set forth below.


NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practicable after the death of each Insured. "DUE PROOF OF DEATH" must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. SEE SETTLEMENT OPTIONS. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Variable Account values cannot be determined.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.


                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.


                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that Lincoln Life pays interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to Lincoln Life free of any other assignments. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to Lincoln Life (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in each Fixed and Variable Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, Lincoln Life's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.


                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.


                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (SEE LAPSE AND REINSTATEMENT, LAPSE OF A POLICY)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    A partial surrender may be made at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. A $25 transaction fee is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    The Owner may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay to the Owner, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The "SURRENDER VALUE" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, SURRENDER CHARGE). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in the Appendix.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Variable Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY


                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders, (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors. If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "GRACE PERIOD"), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.


                    NO LAPSE PROVISION

                    The applicant may elect the NO LAPSE PROVISION at issue of the Policy. If this provision is elected and if at each Monthly Anniversary Day the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (as indicated in the Policy Specifications) due since the Date of Issue of the Policy, the Policy will not lapse. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.

                    The No Lapse Provision will be terminated if the Owner fails to meet the premium requirements, if there is an increase in Specified Amount or if the Owner changes the Death Benefit Option. Once the No Lapse Provision is terminated, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, the policy may be reinstated provided (a) the policy has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.


                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.


                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM

                    When ever this Prospectus refers to a communication "IN PROPER WRITTEN FORM," it means a writing, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office.

                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

OTHER POLICY PROVISIONS

                    ISSUANCE


                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.


                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Variable Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to Lincoln Life is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by Lincoln Life are met. The new policy will not take effect until the date all such requirements are met.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:

                       1. is the Net Amount at Risk at the time of the Second Death;

                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and

                       3. is the Accumulation Value at the time of the Second Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

TAX ISSUES

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. Lincoln Life will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance.

                    TAX TREATMENT OF DEATH BENEFIT

                    The death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    FEDERAL INCOME TAX CONSIDERATIONS

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Owner is over 59 1/2 years of Age or disabled.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. Lincoln Life will monitor premiums paid and will notify the Owner when the Policy is in jeopardy of becoming a modified endowment contract. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code. Lincoln Life will monitor compliance with these tests.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Variable Sub-Account must meet certain tests. Lincoln Life believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, Lincoln Life reserves the right to steps required to remain in compliance.

                    Lincoln Life will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Variable Sub-Account investments to remain in compliance. Lincoln Life also reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

                    TAXATION OF LINCOLN LIFE

                    Lincoln Life is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from Lincoln Life and its operations form a part of Lincoln Life, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Variable Accumulation Units.

                    Lincoln Life does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, Lincoln Life determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    Lincoln Life may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on Lincoln Life's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

FAIR VALUE OF THE POLICY


                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.


DISTRIBUTION OF POLICIES

                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, IN 46802.


                    The Policy will be sold by individuals, who in addition to being licensed as life insurance agents for Lincoln Life, are also registered representatives. These representatives ordinarily receive commission and service fees up to 60% of the first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.


CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Variable Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LINCOLN LIFE

                    Lincoln Life from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of Lincoln Life.

STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING


                    Lincoln Life is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. Lincoln Life may advertise these ratings from time to time. In addition, Lincoln Life may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, Lincoln Life may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.


                    During the 1990's, class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincoln Life has not been immune. Several lawsuits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. Certain of these suits have been filed as class actions, although as of the date of this Prospectus the court had not certified a class in any of them. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies the allegations and intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.


EXPERTS


                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to the registration statement.


REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1



                    PREPARING FOR YEAR 2000



                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.



                    Lincoln Life, as part of its year 2000 updating process, is responsible for the updating of the its Account R-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for Account
                    R. Delaware, for its part, is responsible for updating all of its internal computer systems, including those which service Account R, to accommodate the year 2000. Lincoln Life and Delaware (the "Companies") have each been redirecting a large portion of their internal information technology efforts and contracting with outside consultants as part of this updating process. Meanwhile, they have been coordinating with each other as part of the the process.



                    The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for Account R. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. The Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.



                    The cost of addressing year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

APPENDIX 2

                    DIRECTORS AND OFFICERS OF LINCOLN LIFE

                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802 and each has been employed by Lincoln Life or its affiliates for more than five years.


        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
NANCY J. ALFORD                    Vice President [4/96-present], (formerly Second Vice
VICE PRESIDENT                     President [1/90-4/96]), Lincoln National Life
                                   Insurance Co.

ROLAND C. BAKER                    President [1/95-present], First Penn-Pacific Life
VICE PRESIDENT AND DIRECTOR        Insurance Co. Formerly: Chairman and CFO
1801 S. Meyers Road                [7/88-1/95], Baker, Ralish, Shipley and Politzer,
Oakbrook Terrace, Ill. 60181       Inc.

JON A. BOSCIA                      President and Director, Lincoln National Corp.
DIRECTOR                           [1/98-present] (Formerly: President and Chief
200 East Berry Street              Executive Officer [10/96-1/98] and Chief Operating
Fort Wayne, Ind. 46802             Officer [5/94-10/96]), Lincoln National Life
                                   Insurance Co.; President [7/91-5/94] Lincoln
                                   Investment Management, Inc.

JOHN GOTTA                         Vice President and General Manager [1/98-present]
SENIOR VICE PRESIDENT AND          Lincoln National Life Insurance Co. Formerly: Senior
ASSISTANT SECRETARY                Vice President, Connecticut General Life Insurance
350 Church Street                  Company [3/96-12/97]; Vice President, Connecticut
Hartford, Ct. 06103                Mutual Life Insurance Company [8/94-3/96]; Vice
                                   President, CIGNA [3/93-8/94]

J. MICHAEL HEMP                    President [11/96-Present], Lincoln Financial
SENIOR VICE PRESIDENT              Advisors Corp.; Vice President [10/95-Present],
350 Church Street                  Lincoln National Life Insurance Co. Formerly:
Hartford, Ct. 06103                Regional Chief Executive Officer [11/79-10/95],
                                   Lincoln Dallas RMO.

STEPHEN H. LEWIS                   Senior Vice President, [5/94-present] Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: President
                                   [2/85-5/94], First Penn-Pacific Life Insurance Co.

H. THOMAS MCMEEKIN                 President [5/94-present], Lincoln Investment
DIRECTOR                           Management, Inc.; Executive Vice President
200 East Berry Street              [5/94-Present], Lincoln National Corporation
Fort Wayne, Ind. 46802             (formerly Senior Vice President [11/92-5/94])

ARTHUR S. ROSS                     Vice President, Lincoln National Life Insurance Co.
VICE PRESIDENT

LAWRENCE T. ROWLAND                Executive Vice President [10/96-present] (formerly
EXECUTIVE VICE PRESIDENT AND       Senior Vice President [1/93-10/96]), Lincoln
DIRECTOR                           National Life Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT            PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------------  ----------------------------------------------------
KEITH J. RYAN                      Senior Vice President (formerly Vice President),
SENIOR VICE PRESIDENT, CHIEF       Chief Financial Officer and Assistant Treasurer
FINANCIAL OFFICER AND ASSISTANT    [1/96-present]. Formerly: Controller [6/95-12/95],
TREASURER                          Business Controls Director [11/90-6/95], Lincoln
                                   National Life Insurance Co.

GABRIEL L. SHAHEEN                 President and Chief Executive Officer
PRESIDENT, CHIEF EXECUTIVE         [1/98-present], Lincoln National Life Insurance Co.
OFFICER AND DIRECTOR               Formerly: Chairman and Managing Director, Lincoln
                                   National (UK) PLC [12/96-1/98]; President, Lincoln
                                   National Reassurance Company [7-95-12/96]; Senior
                                   Vice President, Lincoln National Life Reinsurance
                                   Company [1/93-7/95]

RICHARD C. VAUGHAN                 Executive Vice President and Chief Financial Officer
DIRECTOR                           [1/95-present] (formerly Senior Vice President
200 East Berry Street              [4/92-1/95]), Lincoln National Corp.
Fort Wayne, Ind. 46802

MICHAEL R. WALKER                  Vice President [1/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. Formerly: Vice President [3/93-1/96],
                                   Employers Health Insurance Co.

ROY V. WASHINGTON                  Vice President [7/96-present], Lincoln National Life
VICE PRESIDENT                     Insurance Co. (formerly, Associate Counsel
                                   [2/95-7/96]). Formerly: Director of Compliance
                                   [8/94-2/95], Lincoln Investment Management, Inc.;
                                   Compliance Consultant [8/89-8/94], Lincoln National
                                   Corp.

MICHAEL L. WRIGHT                  Senior Vice President [3/95-present], Lincoln
SENIOR VICE PRESIDENT              National Life Insurance Co. Formerly: Executive Vice
                                   President and Chief Operating Officer [11/88-3/95],
                                   The Associate Group.

APPENDIX 3


                    CORRIDOR PERCENTAGES



ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)      CORRIDOR PERCENTAGE
----------------------------    -------------------
            0-40                        250%
             41                         243
             42                         236
             43                         229
             44                         222
             45                         215
             46                         209
             47                         203
             48                         197
             49                         191
             50                         185
             51                         178
             52                         171
             53                         164
             54                         157
             55                         150
             56                         146
             57                         142
             58                         138
             59                         134
             60                         130
             61                         128
             62                         126
             63                         124
             64                         122
             65                         120
             66                         119
             67                         118
             68                         117
             69                         116
             70                         115
             71                         113
             72                         111
             73                         109
             74                         107
           75-90                        105
             91                         104
             92                         103
             93                         102
             94                         101
           95-99                        100

APPENDIX 4


                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Variable Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.83% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1997.


                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.71%, 4.29% and 10.29%.

                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,807 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS


         PREMIUMS
        ACCUMULATED
END OF      AT             DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR    PER YEAR     GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%    CHARGE
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------  ---------

    1      14,497     1,000,000   1,000,000  1,000,000    11,194    11,907      12,622         0         0           0    13,676
    2      29,720     1,000,000   1,000,000  1,000,000    22,062    24,181      26,386     8,796    10,915      13,120    13,266
    3      45,703     1,000,000   1,000,000  1,000,000    32,552    38,777      41,350    19,799    24,024      28,597    12,753
    4      62,485     1,000,000   1,000,000  1,000,000    42,642    49,681      57,608    30,435    37,475      45,402    12,206
    5      80,107     1,000,000   1,000,000  1,000,000    52,304    62,874      75,261    40,577    51,146      63,534    11,728

    6      98,610     1,000,000   1,000,000  1,000,000    61,508    76,329      94,417    50,395    65,217      83,305    11,112
    7     118,038     1,000,000   1,000,000  1,000,000    70,206    90,008     115,183    60,328    80,131     105,306     9,877
    8     138,437     1,000,000   1,000,000  1,000,000    78,337   103,856     137,668    69,694    95,213     129,025     8,643
    9     159,856     1,000,000   1,000,000  1,000,000    85,819   117,792     161,975    78,411   110,384     154,567     7,408
   10     182,346     1,000,000   1,000,000  1,000,000    92,555   131,727     188,216    86,382   125,554     182,042     6,173

   11     205,961     1,000,000   1,000,000  1,000,000    98,446   145,561     216,520    93,507   140,623     211,581     4,939
   12     230,756     1,000,000   1,000,000  1,000,000   103,386   159,192     247,045    99,682   155,488     243,341     3,704
   13     256,791     1,000,000   1,000,000  1,000,000   107,270   172,516     279,983   104,801   170,047     277,513     2,469
   14     284,128     1,000,000   1,000,000  1,000,000   109,995   185,432     315,571   108,761   184,197     314,336     1,235
   15     312,832     1,000,000   1,000,000  1,000,000   111,419   197,801     354,070   111,419   197,801     354,070         0

   20     479,369     1,000,000   1,000,000  1,000,000    88,836   241,962     601,682    88,836   241,962     601,682         0
   25     691,916             0   1,000,000  1,066,315         0   216,457   1,015,538         0   216,457   1,015,538         0
   30     963,187             0           0  1,789,114         0         0   1,703,918         0         0   1,703,918         0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,807 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1


                                  CURRENT BASIS


         PREMIUMS
        ACCUMULATED
END OF      AT             DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR    PER YEAR     GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%    CHARGE
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------  ---------

    1      14,497     1,000,000   1,000,000  1,000,000    11,267    11,983      12,700         0         0           0    13,676
    2      29,720     1,000,000   1,000,000  1,000,000    22,418    24,554      26,778     9,152    11,288      13,511    13,266
    3      45,703     1,000,000   1,000,000  1,000,000    33,362    37,643      42,275    20,609    24,890      29,522    12,753
    4      62,485     1,000,000   1,000,000  1,000,000    44,099    51,269      59,336    31,893    39,063      47,130    12,206
    5      80,107     1,000,000   1,000,000  1,000,000    54,629    65,452      78,118    42,902    53,724      66,391    11,728

    6      98,610     1,000,000   1,000,000  1,000,000    64,951    80,211      98,795    53,839    69,099      87,683    11,112
    7     118,038     1,000,000   1,000,000  1,000,000    75,063    95,568     121,557    65,186    85,691     111,679     9,877
    8     138,437     1,000,000   1,000,000  1,000,000    84,964   111,544     146,617    76,322   102,901     137,974     8,643
    9     159,856     1,000,000   1,000,000  1,000,000    94,652   128,162     174,207    87,244   120,754     166,799     7,408
   10     182,346     1,000,000   1,000,000  1,000,000   104,123   145,443     204,586    97,950   139,270     198,413     6,173

   11     205,961     1,000,000   1,000,000  1,000,000   113,375   163,413     238,040   108,437   158,474     233,101     4,939
   12     230,756     1,000,000   1,000,000  1,000,000   122,331   182,025     274,817   118,627   178,321     271,113     3,704
   13     256,791     1,000,000   1,000,000  1,000,000   130,956   201,273     315,241   128,487   198,804     312,772     2,469
   14     284,128     1,000,000   1,000,000  1,000,000   139,181   221,121     359,644   137,946   219,887     358,410     1,235
   15     312,832     1,000,000   1,000,000  1,000,000   146,973   241,569     408,439   146,973   241,569     408,439         0

   20     479,369     1,000,000   1,000,000  1,000,000   175,799   350,746     735,656   175,799   350,746     735,656         0
   25     691,916     1,000,000   1,000,000  1,343,962   180,989   472,353   1,279,963   180,989   472,353   1,279,963         0
   30     963,187     1,000,000   1,000,000  2,269,194   122,028   590,992   2,161,138   122,028   590,992   2,161,138         0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,742 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS


         PREMIUMS
        ACCUMULATED
END OF      AT              DEATH BENEFIT PROCEEDS              TOTAL ACCUMULATION VALUE              SURRENDER VALUE
POLICY  5% INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR     GROSS 0%     GROSS 6%     GROSS 12%   GROSS 0%  GROSS 6%    GROSS 12%   GROSS 0%  GROSS 6%    GROSS 12%
------  -----------  -----------  -----------  -----------  --------  ---------  -----------  --------  ---------  -----------

    1       22,829     1,000,000    1,000,000    1,000,000   18,082     19,220        20,360        0          0             0
    2       46,800     1,000,000    1,000,000    1,000,000   35,077     38,455        41,971   11,017     14,395        17,911
    3       71,969     1,000,000    1,000,000    1,000,000   50,838     57,539        64,797   27,848     34,548        41,806
    4       98,396     1,000,000    1,000,000    1,000,000   65,251     76,337        88,842   43,298     54,385        66,889
    5      126,145     1,000,000    1,000,000    1,000,000   78,187     94,698       114,108   57,303     73,815        93,224

    6      155,282     1,000,000    1,000,000    1,000,000   89,475    112,427       140,574   69,630     92,581       120,728
    7      185,975     1,000,000    1,000,000    1,000,000   98,885    129,266       168,178   81,245    111,626       150,538
    8      217,998     1,000,000    1,000,000    1,000,000  106,095    144,866       196,800   90,660    129,431       181,364
    9      251,727     1,000,000    1,000,000    1,000,000  110,683    158,776       226,257   97,453    145,546       213,027
   10      287,142     1,000,000    1,000,000    1,000,000  112,153    170,468       256,350  101,128    159,443       245,325

   11      324,328     1,000,000    1,000,000    1,000,000  109,958    179,358       286,896  101,138    170,538       278,075
   12      363,374     1,000,000    1,000,000    1,000,000  103,497    184,808       317,753   96,881    178,192       311,138
   13      404,371     1,000,000    1,000,000    1,000,000   92,118    186,117       348,852   87,708    181,707       344,442
   14      447,419     1,000,000    1,000,000    1,000,000   75,083    182,489       380,187   72,878    180,283       377,982
   15      492,619     1,000,000    1,000,000    1,000,000   51,422    172,887       411,760   51,422    172,887       411,760

   20      754,866             0            0    1,000,000        0          0       571,700        0          0       571,700
   25    1,089,567             0            0    1,000,000        0          0       775,466        0          0       775,466
   30    1,516,739             0            0    1,300,230        0          0     1,287,357        0          0     1,287,357


END OF
POLICY  SURRENDER
 YEAR    CHARGE
------  ---------
    1    25,098
    2    24,060
    3    22,991
    4    21,953
    5    20,883
    6    19,845
    7    17,640
    8    15,435
    9    13,230
   10    11,025
   11     8,820
   12     6,615
   13     4,410
   14     2,205
   15         0
   20         0
   25         0
   30         0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,742 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS


         PREMIUMS
        ACCUMULATED
END OF      AT              DEATH BENEFIT PROCEEDS              TOTAL ACCUMULATION VALUE              SURRENDER VALUE
POLICY  5% INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR    PER YEAR     GROSS 0%     GROSS 6%     GROSS 12%   GROSS 0%  GROSS 6%    GROSS 12%   GROSS 0%  GROSS 6%    GROSS 12%
------  -----------  -----------  -----------  -----------  --------  ---------  -----------  --------  ---------  -----------

    1       22,829     1,000,000    1,000,000    1,000,000   18,389     19,537        20,687        0          0             0
    2       46,800     1,000,000    1,000,000    1,000,000   36,417     39,858        43,437   12,357     15,798        19,377
    3       71,969     1,000,000    1,000,000    1,000,000   54,013     60,915        68,380   31,023     37,924        45,390
    4       98,396     1,000,000    1,000,000    1,000,000   71,161     82,720        95,723   49,209     60,767        73,770
    5      126,145     1,000,000    1,000,000    1,000,000   87,854    105,292       125,703   66,971     84,409       104,820

    6      155,282     1,000,000    1,000,000    1,000,000  104,082    128,652       158,583   84,236    108,806       138,738
    7      195,875     1,000,000    1,000,000    1,000,000  119,835    152,821       194,658  102,195    135,181       177,017
    8      217,998     1,000,000    1,000,000    1,000,000  135,103    177,824       234,255  119,668    162,388       218,820
    9      251,727     1,000,000    1,000,000    1,000,000  149,875    203,685       277,743  136,645    190,455       264,512
   10      287,142     1,000,000    1,000,000    1,000,000  164,137    230,433       325,533  153,112    219,407       314,507

   11      324,328     1,000,000    1,000,000    1,000,000  177,875    258,098       378,088  169,054    249,277       369,268
   12      363,374     1,000,000    1,000,000    1,000,000  190,613    286,290       435,577  183,997    279,675       428,962
   13      404,371     1,000,000    1,000,000    1,000,000  202,229    314,951       498,539  197,819    310,541       494,129
   14      447,419     1,000,000    1,000,000    1,000,000  212,364    343,824       567,477  210,159    341,619       565,272
   15      492,619     1,000,000    1,000,000    1,000,000  220,567    372,603       643,040  220,567    372,603       643,040

   20      754,866     1,000,000    1,000,000    1,218,121  216,090    506,543     1,160,115  216,090    506,543     1,160,115
   25    1,089,567     1,000,000    1,000,000    2,107,440  115,553    636,447     2,007,086  115,553    636,447     2,007,086
   30    1,516,739             0    1,000,000    3,410,360        0    773,094     3,376,594        0    773,094     3,376,594


END OF
POLICY  SURRENDER
 YEAR    CHARGE
------  ---------
    1    25,098
    2    24,060
    3    22,991
    4    21,953
    5    20,883
    6    19,845
    7    17,640
    8    15,435
    9    13,230
   10    11,025
   11     8,820
   12     6,615
   13     4,410
   14     2,205
   15         0
   20         0
   25         0
   30         0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year. See "Fund Expenses" at page 21 of this Prospectus.

APPENDIX 5


                    DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.


                    ADMINISTRATIVE OFFICE: The administrative office of The Lincoln National Life Insurance Company, whose mailing address is 350 Church Street, Hartford, CT 06103-1106.


                    AGE: The age of the subject person at her or his nearest birthday.

                    BENEFICIARY: The person designated by the applicant or Owner to receive any Death Benefit Proceeds payable under the Policy.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    COMMISSION: The Securities and Exchange Commission.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."

                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate Lincoln Life (defined below) for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    DATE OF ISSUE: The date on which Lincoln Life begins life insurance coverage under a Policy.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit Proceeds.

                    DEATH BENEFIT PROCEEDS: The amount payable to the Beneficiary upon the Second Death (defined below), in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

                    EFFECTIVE DATE: The date on which the initial premium is applied to the Policy.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of Lincoln Life held in Lincoln Life's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in Lincoln Life's General Account.


                    FUND(S): One or more of the Funds listed on the inside front cover of this prospectus. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund a Variable Sub-Account under the Policy.


                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. Lincoln Life will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by Lincoln Life.

                    HOME OFFICE: The Headquarters of The Lincoln National Life Insurance Company, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    INITIAL SPECIFIED AMOUNT: The amount (at least $250,000), originally chosen by the applicant, initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: Each of the two persons whose lives are insured by the Policy. Any Death Benefit is payable only on the Second Death of the Insureds.

                    LINCOLN LIFE: The Lincoln National Life Insurance Company.

                    LOAN ACCOUNT: The account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed and Variable Sub-Accounts.

                    LOAN ACCOUNT VALUE: The value of the Loan Account.

                    MONTHLY ANNIVERSARY DAY: The day of the month (as shown in the Policy Specifications) when Lincoln Life makes the Monthly Deduction, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month.

                    MONTHLY DEDUCTION: The monthly deduction made from Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit minus the Accumulation Value.

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 8.0% for the premium load, available for allocation to the Fixed and Variable Sub-Accounts.

                    NO LAPSE PREMIUM: The cumulative premium required to have been paid by each Monthly Anniversary Day to prevent the Policy from lapsing.

                    OWNER: The person or persons (including non-natural persons), holding legal ownership rights to the Policy so long as one or both Insureds are living.

                    PLANNED PREMIUMS: The amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which Lincoln Life sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus.

                    POLICY ANNIVERSARY: The day of the year the Policy was issued, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that year.

                    POLICY YEAR: Each twelve-month period, beginning on the Date of Issue, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made to Lincoln Life under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time, generally 10 days unless otherwise stipulated by state law requirements, beginning when the Policy is delivered to the Owner, during which the Owner may return the Policy and receive a refund of premiums paid.

                    SECOND DEATH: The Death of the second of the two Insureds to die.

                    SEPARATE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R. Assets maintained in the Separate Account are kept separate from the general assets of Lincoln Life and are not subject to the general liabilities of Lincoln Life.

                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    SUB-ACCOUNTS: The investment options available under this Policy, including Fixed and Variable Sub-Accounts.

                    SURRENDER CHARGE: The amount retained by Lincoln Life upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount an Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; that is any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: The aggregate of the Variable Sub-Accounts of Lincoln Life Flexible Premium Variable Life Account R each invested in shares of a Fund. The Variable Account is also the Separate Account.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Sub-Account.

The Lincoln National Life Insurance Company


SEPARATE ACCOUNT AND COMPANY FINANCIALS TO BE FILED BY AMENDMENT

                                    PART II


FEES AND CHARGES REPRESENTATION

                    Lincoln Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

UNDERTAKING TO FILE REPORTS

                    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

INDEMNIFICATION

    (a) Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance
       Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

    (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT


                    This Post-Effective Amendment No. 2 to this registration statement comprises the following papers and documents:



                    The facing sheet; A cross-reference sheet (reconciliation and tie); The prospectus, consisting of 49 pages; The undertaking to file reports; The fees and charges representation; Statements regarding indemnification; The signatures.



                    Exhibit 2a. Opinion and Consent of Vaughn Robbins, FSA



                    Exhibit 3a. Opinion and Consent of Robert A. Picarello, Esq.



                    Other exhibits are incorporated by reference to previous filings of this registration statement.

                                   SIGNATURES



    As required by the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form S-6 (File No. 333-43107) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 5th day of January, 1999.



                                          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
                                          LIFE ACCOUNT R (Registrant)



                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------

                                                        John H. Gotta


                                                    SENIOR VICE PRESIDENT


                                             THE LINCOLN NATIONAL LIFE INSURANCE


                                                           COMPANY



                                          By:      THE LINCOLN NATIONAL LIFE


                                                      INSURANCE COMPANY
                                                         (DEPOSITOR)



                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------

                                                        John H. Gotta
                                                    SENIOR VICE PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-43107) has been signed below on January 5, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                   SIGNATURE                                                   TITLE
------------------------------------------------  ---------------------------------------------------------------

             /s/ GABRIEL L. SHAHEEN
     --------------------------------------       President, Chief Executive Officer and Director (Principal
               Gabriel L. Shaheen                  Executive Officer)

            /s/ LAWRENCE T. ROWLAND
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ KEITH J. RYAN                  Senior Vice President, Assistant Treasurer and Chief Financial
     --------------------------------------        Officer (Principal Financial Officer and Principal Accounting
                 Keith J. Ryan                     Officer)

             /s/ H. THOMAS MCMEEKIN
     --------------------------------------       Director
               H. Thomas McMeekin

             /s/ RICHARD C. VAUGHAN
     --------------------------------------       Director
               Richard C. Vaughan

               /s/ JON A. BOSCIA
     --------------------------------------       Director
                 Jon A. Boscia



                                          By:          /s/ JOHN H. GOTTA

                                             -----------------------------------

                                                        John H. Gotta


                                                       Attorny-in-Fact



(A Majority of the Directors)

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-43107 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement.



    WITNESS our hands and common seal on this 18th day of December, 1998.



                   SIGNATURE                                                   TITLE
------------------------------------------------  ---------------------------------------------------------------

             /s/ GABRIEL L. SHAHEEN
     --------------------------------------       President, Chief Executive Officer and Director (Principal
               Gabriel L. Shaheen                  Executive Officer)

            /s/ LAWRENCE T. ROWLAND
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ KEITH J. RYAN                  Senior Vice President, Assistant Treasurer and Chief Financial
     --------------------------------------        Officer (Principal Financial Officer and Acting Principal
                 Keith J. Ryan                     Accounting Officer)

             /s/ H. THOMAS MCMEEKIN
     --------------------------------------       Director
               H. Thomas McMeekin

             /s/ RICHARD C. VAUGHAN
     --------------------------------------       Director
               Richard C. Vaughan

               /s/ JON A. BOSCIA
     --------------------------------------       Director
                 Jon A. Boscia